AMENDMENT TO

STOCK PURCHASE AGREEMENT

This amendment to the Stock Purchase Agreement, dated August 7, 2014and amended May 23, 2014 (“Amendment”) is made as of the 7th day of August, 2014, by and between mCig, Inc., a Nevada Corporation (“Purchaser”) and Patrick J. Lucey and Katherine J. Nichols (“LUCEY”), Chad A. Shaffer and Sara F. Shaffer (“SHAFFER” and collectively with LUCEY and Purchaser, the “Parties”).

WHEREAS, the Parties entered into that certain Stock Purchase Agreement, dated August 7, 2014 and amended May 23, 2014 (“Agreement”);

WHEREAS, the Parties have determined to amend one provision of the Agreement

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto hereby agree as follows:

1.      Paragraph 1.1(d) shall be modified solely to read: Legacy Management and Control. Each of LUCEY and SHAFFER shall execute appropriate agreements of up to ten (10) years to permit of LUCEY and SHAFFER to permit them to continue to assist in making all day to day business decisions as employees or consultants to Vapolution, Inc., a California corporation and report to the Board of Directors. LUCEY and SHAFFER agree that they will resign all positions held on the Board of Director and simultaneously appoint the designee of mCig to the Board of Directors. In the event the obligations pursuant to paragraph 1.1(e) are triggered, mCig shall cause its designee to resign in favor or the designee of LUCEY and SHAFFER.

2.                              Miscellaneous.  All capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Agreement as amended.  Except as modified herein, all covenants, terms and conditions of the Agreement shall remain in full force and effect, which covenants, terms and conditions the parties hereby ratify and affirm.  This Amendment may be executed in several counterparts, each one of which shall constitute an original and all collectively shall constitute but one instrument.

SIGNATURES ON FOLLOWING PAGE

1 | Page

Amendment to

 Stock Purchase Agreement, dated January 23, 2014 and amended May 23, 2014 by and between

mCig

and Patrick J. Lucey and Katherine J. Nichols, Chad A. Shaffer and Sara F. Shaffer

IN WITNESS WHEREOF, the parties have executed this AMENDMENT as of the Effective Date.

Dated: AUGUST 7, 2014

/s/ Patrick J. Lucey

____________________________

Patrick J. Lucey, Seller

Dated: AUGUST 7, 2014

/s/ Katherine J. Nichols

____________________________

Katherine J. Nichols, Seller

Dated: AUGUST 7, 2014

/s/ Chad A. Shaffer

____________________________

Chad A. Shaffer, Seller

Dated: AUGUST 7, 2014

/s/ Sara F. Schaffer

____________________________

Sara F. Schaffer, Seller

Dated: JANUARY 22, 2014

/s/ Paul Rosenberg

_____________________________

Paul Rosenberg, Purchaser

2 | Page

Amendment to

 Stock Purchase Agreement, dated January 23, 2014 and amended May 23, 2014 by and between

mCig

and Patrick J. Lucey and Katherine J. Nichols, Chad A. Shaffer and Sara F. Shaffer